Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents
Cash and cash equivalents

3.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash on hand and cash held at bank balance as of December 31, 2021 and 2022 primarily consist of the following currencies:

	December 31, 2021		December 31, 2022
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	356,535	55,922	699,666	100,461
USD	66,650	66,650	73,449	73,449
SGD	739	547	2,370	1,760
Hong Kong Dollar	1,413	181	1,223	157
Others	Not applicable	58	Not applicable	1,327
Total		123,358		177,154

As of December 31, 2021 and 2022, included in the cash and cash equivalents are time deposits with original maturities of three months or less of USD31,050,000 and USD54,350,000, respectively.